UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 18, 2026

Date of Report (date of earliest event reported)

Rivian Automotive, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41042	47-3544981
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14600 Myford Road

Irvine, California 92606

(Address of principal executive offices) (Zip code)

(888) 748-4261

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	RIVN	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry into a Material Definitive Agreement.

Subscription Agreement

On March 18, 2026 (the “Effective Date”), Rivian Automotive, Inc., a Delaware corporation (the “Company”), entered into a subscription agreement (the “Subscription Agreement”) by and among the Company, SMB Holding Corporation (“SMB”) and Uber Technologies, Inc. (“Uber”), providing for SMB’s investment in the Company through the sale and issuance of shares of the Company’s Class A common stock, par value $0.001 per share (the “Common Stock”), or at SMB’s election, in lieu of shares of Common Stock, pre-funded warrants (“Pre-Funded Warrants”) to purchase the same amount of shares of Common Stock (the “Warrant Shares”), subject to the terms and conditions set forth in the Subscription Agreement.

Pursuant to the Subscription Agreement, within five business days of the satisfaction or waiver of customary closing conditions, including the receipt or waiver of required regulatory approvals, and upon payment of $300 million by SMB, the Company will issue a number of shares of Common Stock to SMB equal to $300 million divided by the price per share of Common Stock based on the arithmetic average of the daily volume-weighted average sale price for the thirty consecutive trading days ending on March 17, 2026.

Further, upon and subject to the occurrence of certain other Milestones (as defined in the Subscription Agreement, certain of which require the fulfillment of proven autonomy quality), the Company will (depending on the Milestone achieved and contingent upon payment of the applicable purchase price therefor) issue (i) up to a number of shares of Common Stock equal to, in the aggregate over four remaining Milestones, assuming the achievement of all Milestones, (x) $950 million divided by (y) the price per share of Common Stock based on the arithmetic average of the daily volume-weighted average sale price for the thirty consecutive trading days prior to, but not including, the applicable Milestone Achievement Date (as defined in the Subscription Agreement) for such Milestone or (ii) at SMB’s election, in lieu of shares of Common Stock, Pre-Funded Warrants to purchase the same amount of Warrant Shares.

The Company or SMB may terminate the Subscription Agreement upon certain events, including, but not limited to in the event of a Governmental Order (as defined in the Subscription Agreement) that permanently enjoins the consummation of the transactions contemplated by the Subscription Agreement, a breach that has not been cured within the applicable cure period as set forth in the Subscription Agreement, or the termination or expiration of the Master Framework Agreement (as defined below).

Pursuant to the Subscription Agreement, at any time following any Milestone Closing Date (as defined in the Subscription Agreement), SMB may deliver to the Company a written request (a “Demand Request”) that the Company prepare and file with the Securities and Exchange Commission a registration statement on Form S-3, or, if the Company is not then eligible, on Form S-1, to effect a registration of any Common Stock held by or issued to SMB (the “Registrable Securities”), covering the resale of the Registrable Securities. The obligations of the Company in respect of a Demand Request are subject to certain exceptions, including that if such Demand Request relates to an underwritten offering, then it must be in respect of shares of Common Stock with an aggregate offering value equal to at least $100 million.

The Pre-Funded Warrants will have an exercise price of $0.001 per Warrant Share, subject to customary adjustments, and will be exercisable at any time after original issuance and will not expire until exercised in full. The Pre-Funded Warrants will also be exercisable on a net exercise “cashless” basis. The Pre-Funded Warrants may not be exercised if the aggregate number of shares of Common Stock beneficially owned by the holder thereof immediately following such exercise would exceed a specified beneficial ownership limitation, not to exceed 19.99%.

The foregoing descriptions of the Subscription Agreement and Pre-Funded Warrants do not purport to be complete and are qualified in their entirety by reference to the Subscription Agreement and form of Pre-Funded Warrant, copies of which are filed herewith as Exhibits 10.1 and 4.1, respectively, and incorporated herein by reference.

Master Framework Agreement

On the Effective Date, in connection with the execution and delivery of the Subscription Agreement, Rivian, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company ("Subsidiary"), entered into a Master Framework Agreement (the "Master Framework Agreement") by and among the Subsidiary, the Company and Uber, governing the collaboration between Subsidiary and Uber to develop, deploy, and operate autonomous vehicles on the Uber platform.

Pursuant to the Master Framework Agreement, Subsidiary and Uber will work together to deploy Company Vehicles (as defined in the Master Framework Agreement), including the Company’s "R2" model vehicle (or other mutually agreed-upon vehicle models) equipped with the Company’s Level 4 autonomous driving system, on Uber's ridehailing and delivery platform.

The Master Framework Agreement provides for certain exclusivity arrangements in favor of Uber. From the Effective Date until expiration of a specified exclusivity period, Subsidiary and its Affiliates (as defined in the Master Framework Agreement) may not sell Company Vehicles enabled with the Company’s Level 4 autonomous driving system to any Uber Direct Competitor (as defined in the Master Framework Agreement). If the parties determine to launch a deployment in a particular market, Uber shall have a specified period in that market before Subsidiary or its Affiliates may sell Company Vehicles to or launch with an Uber Direct Competitor, subject to certain conditions.

The Master Framework Agreement also establishes volume guarantees and vehicle purchase commitments. Uber has committed to purchase a minimum number of Company Vehicles during specified guarantee periods, with the purchase volume and pricing to be determined in accordance with the procedures set forth in the Master Framework Agreement and related ancillary agreements. The pricing for vehicles and related services is subject to most favored nation provisions for up to a specified number of vehicles. The parties will mutually agree on pricing for the next phase of the relationship no later than one year after the achievement of a specified Milestone, which includes requirements relating to the fulfillment of proven autonomy quality. Uber will also pay certain licensing fees in connection with its use of the Company’s Level 4 autonomous driving system software.

The Master Framework Agreement has an initial term of ten years from the Effective Date, subject to consecutive one-year renewal periods upon mutual written agreement. Either party may terminate the Master Framework Agreement upon certain events, including but not limited to a material breach (subject to a 90-day cure period), specified insolvency events, or a party’s change of control to a direct competitor of the other party.

The foregoing description of the Master Framework Agreement does not purport to be complete and is qualified in its entirety by reference to the Master Framework Agreement, a copy of which is filed herewith as Exhibit 10.2 and incorporated herein by reference.

Vehicle Production Agreement

On the Effective Date, in connection with the execution and delivery of the Master Framework Agreement, Subsidiary and Uber entered into a Vehicle Production Agreement (the "Vehicle Production Agreement") governing the design, development, and manufacture of Company Vehicles to be deployed on the Uber platform and Uber’s ordering mechanism and pricing for such Company Vehicles.

Pursuant to the Vehicle Production Agreement, Subsidiary will develop and manufacture autonomous robotaxi vehicles ("Company Robotaxis") based on the Company’s R2 vehicle platform, equipped with the Company’s Level 4 autonomous driving system hardware and software. The Vehicle Production Agreement sets forth the technical specifications, safety requirements, regulatory compliance standards, and warranty obligations for the Company Robotaxis.

The Vehicle Production Agreement establishes a forecasting and ordering process pursuant to which Uber will provide purchase forecasts identifying the markets where it intends to deploy Company Robotaxis, the number and timing of vehicles to be received, and applicable pricing.

The Vehicle Production Agreement's effectiveness commences on the Effective Date and, unless sooner terminated, will continue until expiration or termination of the Master Framework Agreement. Either party may terminate the Vehicle Production Agreement for cause upon material breach (subject to a 90-day cure period) or upon certain insolvency events.

The foregoing description of the Vehicle Production Agreement does not purport to be complete and is qualified in its entirety by reference to the Vehicle Production Agreement, a copy of which is filed herewith as Exhibit 10.3 and incorporated herein by reference.

Item 3.02 - Unregistered Sales of Equity Securities.

The disclosure regarding the securities to be sold and issued under the Subscription Agreement set forth in Item 1.01 above is incorporated by reference into this Item 3.02. The Company will issue the securities to SMB in reliance on the exemption from registration provided for under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy securities of the Company.

Item 7.01 – Regulation FD.

On March 19, 2026, the Company issued a press release announcing the transactions with Uber and SMB described in Item 1.01 above. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In addition, the Company no longer expects to be adjusted EBITDA positive in 2027 due to an expected increase in R&D spend associated with the acceleration of its autonomy roadmap.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding SMB’s investment in the Company, the achievement of specified Milestones, potential payments to be made under the Subscription Agreement, the timing of share issuances to SMB; the Company’s and Subsidiary’s collaboration with Uber on the development, production and commercialization of Company Vehicles and Company Robotaxis; and the timing for the achievement by the Company of being adjusted EBITDA positive, which statements are based on current expectations, forecasts, and assumptions and involve risks and uncertainties that could cause actual results to differ materially from expectations discussed in such statements. These forward-looking statements can be identified by terms such as “may,” “will,” “expects,” or the negative of these terms or other similar expressions, although not all forward-looking statements use these words or expressions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition, and results of operations. These forward-looking statements are only predictions and may differ materially from actual results due to a variety of factors. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements, including, but not limited to, general market, political, economic and business conditions and the important factors discussed in Part I, Item 1A, “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and its other filings with the Securities and Exchange Commission. The forward-looking statements included in this Current Report on Form 8-K speak only as of the date of this Current Report on Form 8-K, and the Company does not undertake to update the statements included in this Current Report on Form 8-K for subsequent developments, except as may be required by law.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
4.1	Form of Pre-Funded Warrant
10.1^†	Subscription Agreement, dated as of March 18, 2026, by and among Rivian Automotive, Inc., SMB Holding Corporation and Uber Technologies, Inc.
10.2^†	Master Framework Agreement, dated as of March 18, 2026, by and among Rivian Automotive, Inc., Rivian, LLC and Uber Technologies, Inc.
10.3^†	Vehicle Production Agreement, dated as of March 18, 2026, by and between Rivian, LLC and Uber Technologies, Inc.
99.1	Press Release, dated March 19, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Portions of this exhibit (indicated by asterisks) have been redacted in compliance with Regulation S-K Item 601(b)(10)(iv).

^	Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant undertakes to provide copies of any of the omitted exhibits upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVIAN AUTOMOTIVE, INC.

Date: March 19, 2026	By:	/s/ Claire McDonough
	Name:	Claire McDonough
	Title:	Chief Financial Officer